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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):                             July 27, 2004


                            Symbol Technologies, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-9802                        11-2308681
---------------               ----------------              -------------------
(State or other               (Commission File                 (IRS Employer
Jurisdiction of                    Number)                   Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                              11742
-------------------------------                                   ----------
  (Address of principal                                           (Zip Code)
    executive offices)


Registrant's telephone number, including area code:             (631) 738-2400


Former name or former address, if changed since last report:    Not Applicable



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ITEM 5.  OTHER EVENTS.

         On July 27, 2004, Symbol Technologies, Inc. (the "Registrant") announced that it had reached a definitive agreement to acquire Matrics, Inc. for $230 million. The transaction is expected to close in the third quarter of 2004. This transaction has been approved by the Registrant's board of directors and is subject to regulatory approval. A copy of the Registrant's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         Management of the Registrant hosted a teleconference on Tuesday, July 27, 2004 at 8:45 AM ET to discuss the subjects covered by the Press Release. Audio replay of the teleconference will be available by dialing 1-888-348-4629 and entering passcode 899284 (international callers may dial 1-719-884-8882). The replay will be available from July 27, 2004 through August 13, 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1   Press Release dated July 27, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: July 27, 2004      By:    /s/    Mark T. Greenquist
                              --------------------------------
                              Name:  Mark T. Greenquist
                              Title: Senior Vice President
                                     and Chief Financial
                                     Officer


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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99.1   Press Release dated July 27, 2004